Exhibit 10.1

FIRST AMENDMENT TO FORBEARANCE AGREEMENT

This FIRST AMENDMENT TO FORBEARANCE AGREEMENT (this “Agreement”), dated as of June 30, 2015 (the “Amendment Effective Date”), is by and among Sabine Oil & Gas Corporation (f/k/a Forest Oil Corporation), a New York corporation (the “Borrower”), each of the Lenders (as defined in the Credit Agreement described below) and Wells Fargo Bank, National Association, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

PRELIMINARY STATEMENT

WHEREAS, the Borrower, the Lenders, the Administrative Agent and certain other Persons are parties to the Second Amended and Restated Credit Agreement, dated as of December 16, 2014 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrower, the Administrative Agent and the Lenders entered into that certain Forbearance Agreement and First Amendment to Second Amended and Restated Credit Agreement, dated as of May 4, 2015 (the “Original Forbearance Agreement”), pursuant to which the Administrative Agent and the Lenders agreed to forbear from the exercise of certain rights and remedies under the Credit Agreement and the other Loan Documents or otherwise available to them at law or in equity as a result of the Forbearance Events of Default (as defined in the Original Forbearance Agreement, as amended by this Agreement) upon the terms set forth in the Original Forbearance Agreement, without waiving any of their other rights or remedies;

WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders extend the forbearance with respect to the Credit Agreement and the other Loan Documents provided in the Original Forbearance Agreement and to make certain other changes thereto;

WHEREAS, the extended forbearance by the Administrative Agent and the Lenders as provided for in this Agreement shall result in direct and tangible benefits to the Borrower and the other Loan Parties;

WHEREAS, the Administrative Agent and the Lenders are willing to extend such forbearance, subject to the terms and conditions set forth herein; and

WHEREAS, the parties hereto desire to modify in certain respects their understanding with respect to performance by the Borrower during the Forbearance Period and to modify in certain respects certain covenants and other undertakings and agreements made by the Borrower by amending the Original Forbearance Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual covenants, representations and warranties contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree to amend the Original Forbearance Agreement as follows:

AGREEMENT

Section 1.                                           Definitions.  Capitalized terms used herein but not defined herein shall have the meanings as given them in the Credit Agreement or the Original Forbearance Agreement, as applicable, unless the context otherwise requires.

Section 2.                                           Acknowledgments by the Borrower.  The Borrower acknowledges and agrees as follows:

(a)                                 Accuracy of Preliminary Statement.  The Preliminary Statement is accurate and is a part of this Agreement.

(b)                                 Acknowledgment of Indebtedness.  The Borrower agrees that (i) as of June 30, 2015, the Borrower is indebted to the Administrative Agent and the Lenders in the principal amount of $970,986,616 under the Credit Agreement and there are $27,205,000 in outstanding Letters of Credit under the Credit Agreement; (ii) all such amounts remain outstanding and unpaid without setoff, counterclaim or defenses; and (iii) all such amounts are subject to increase or other adjustment as a result of any and all interest, fees and other charges, including, without limitation, advisors’ fees, attorneys’ fees and costs of collection, to the extent that such amounts are payable under the Loan Documents.

(c)                                  Reservation of Rights.  Except for the rights, powers and remedies which the Administrative Agent and the Lenders agree to forbear from exercising during the Forbearance Period (as defined in the Original Forbearance Agreement, as amended by this Agreement), the Borrower and each other Loan Party acknowledges and agrees that the Administrative Agent and the other Secured Parties hereby reserve all rights, powers and remedies under the Credit Agreement, the other Loan Documents, the Secured Swap Agreements and applicable law in connection with any violation or noncompliance by any Loan Party with the terms of the Credit Agreement, any of the other Loan Documents or any of the Secured Swap Agreements.

Section 3.                                           Amendments to Forbearance Agreement.  The Original Forbearance Agreement is hereby amended as set forth below.

(a)                                 All references in the Original Forbearance Agreement to “Anticipated Event of Default” are amended to read “Forbearance Event of Default”.

(b)                                 Section 2(b) of the Original Forbearance Agreement is hereby amended and restated in its entirety as follows:

“Forbearance Events of Default.  The Borrower acknowledges that the following Events of Default have occurred (the “Forbearance Events of Default”):

(i)                                     The Borrower has failed to comply with the requirement of Section 8.01(a) of the Credit Agreement that stipulates the annual financial statements of the Borrower to be delivered no later than 90 days after the end of each fiscal year of the Borrower shall be issued

-Sabine Oil & Gas First Amendment to Forbearance-

                                                without a “going concern” or like qualification or exception, which failure constitutes an Event of Default under Section 10.01(e) of the Credit Agreement.

(ii)                                  The Borrower is in default under Section 10.01(a) of the Credit Agreement as a result of the failures of Borrower to make the payments required by Section 3.04(c)(iii) of the Credit Agreement commencing on the 30th day following the Deficiency Notice Date, the first two of which payments were due May 27, 2015 and June 29, 2015 and which failures constitute Events of Default under Section 10.01(a) of the Credit Agreement.

(iii)                               The Borrower is in default under Section 10.01(f) of the Credit Agreement as a result of the failure to pay interest under the Second Lien Facility on April 21, 2015, which failure constitutes an Event of Default under Section 10.01(f) of the Credit Agreement.

(iv)                              The Borrower is in default under Section 10.01(f) of the Credit Agreement as a result of the failure to pay interest under the Notes described in clause (b) of the definition of Existing Notes (the “2019 Notes”) which failure will constitute an Event of Default under Section 10.01(f) of the Credit Agreement upon expiration of the 30 day grace period provided for under the 2019 Notes (unless paid or waived prior to the expiration of such grace period).

(v)                                 The Borrower is in default under Section 10.01(g) of the Credit Agreement as a result of (i) its failure to pay interest under the 2019 Notes and (ii) failure to pay interest under the Second Lien Facility on April 21, 2015 which failures constitute Events of Default under Section 10.01(g) of the Credit Agreement.

(c)                                  Section 3(a) of the Original Forbearance Agreement is hereby amended and restated in its entirety as follows:

“(a)                           Forbearance Period.  At the request of the Borrower, the Administrative Agent, the Issuing Banks and the Lenders agree to forbear from the exercise of their rights and remedies, whether at law, in equity, by agreement or otherwise, available to the Administrative Agent, the Issuing Banks and/or the Lenders in respect of the Credit Agreement and the other Loan Documents as a result of the Forbearance Events of Default until the earliest to occur of the following:  (i) the failure of the Borrower to comply with Sections 2, 3(c), 3(d), 4, 6 or 11 of this Agreement;  (ii) the occurrence of any Event of Default under the Credit Agreement or any other Loan Document (other than the Forbearance Events of Default); (iii) any holder of Second Lien Obligations, Existing Notes, or any other Material Indebtedness or any agent, trustee or representative on behalf of any such holder shall exercise or seek to exercise any rights or remedies (including set off or declaring any such Debt due and payable), whether under or pursuant to the Second Lien Documents or any applicable indenture, loan agreement or similar agreement or under applicable law, in respect of the Borrower or any of the other Loan Parties or any of their respective Property and whether as a secured or unsecured creditor; or (iv) July 15, 2015 (the period beginning on the Effective Date and terminating or expiring on the earliest of such dates being hereinafter referred to as the “Forbearance Period”); provided, however, the Administrative Agent shall provide the Borrower with prompt written notice upon any termination.”

(d)                                 Section 4(a) of the Original Forbearance Agreement is hereby amended and restated in its entirety as follows:

“(a)                           To induce the Lenders to provide the forbearance set forth herein, the Borrower agrees to promptly convene its board of directors, senior management and advisors to discuss the appointment and role of a chief restructuring officer (a “CRO”).By no later than July 10, 2015, the Borrower shall appoint a CRO reasonably acceptable to the Administrative Agent, which officer shall have customary duties, authority and reporting lines of chief restructuring officers of similarly situated companies.”

(e)                                  Section 4 of the Original Forbearance Agreement is hereby amended by adding the following clauses (v) and (w) in the appropriate alphabetical order:

“(v)                           By no later than July 10, 2015, the Borrower shall have established segregation procedures with respect to proceeds of the Collateral acceptable to the Administrative Agent, which proceeds of the Collateral shall be held in an account maintained with the Administrative Agent.”

“(w)                         The Borrower and the other Loan Parties will not Dispose of any Oil and Gas Properties unless the consideration from any such Disposition is 100% cash and the consideration received in respect of such Disposition shall be equal to or greater than Fair Market Value (as reasonably determined by the board of directors of the Borrower).”

(f)                                   Section 5(a) of the Original Forbearance Agreement is hereby amended by adding the following before the “.” in the definition of “Forbearance” appearing therein “, as amended by the First Amendment to Forbearance Agreement, dated as of June 30, 2015, by and among the Borrower, the Lenders party thereto and the Administrative Agent”.

Section 4.                                           Conditions to Effective Date.  This Agreement shall become effective as of the Amendment Effective Date when all of the conditions set forth in this Section 4 have been satisfied.

(a)                                 The Administrative Agent shall have received one or more counterparts of this Agreement, duly executed and delivered by the Borrower, the Guarantors and the requisite Lenders.

(b)                                 All fees and expenses due and owing to FTI Consulting, Paul Hastings LLP and Willkie Farr & Gallagher LLP invoiced at least one (1) Business Day prior to the Amendment Effective Date shall have been paid or reimbursed by the Borrower.

(c)                                  The representations and warranties in Section 5 below are true and correct in all material respects.

(d)                                 The Administrative Agent shall have received a certificate dated as of the date hereof, duly executed by a Responsible Officer of the Borrower, certifying as to the matters described in item (c) above and such other matters as the Administrative Agent shall reasonably request.

(e)                                  The Administrative Agent shall have received a forbearance fee equal to $500,000 to be distributed to those Lenders that have executed this Agreement on or before 5:00 p.m. (Eastern Time) on June 30, 2015 in accordance with each such Lender’s pro rata share of such fee.

(f)                                    Willkie Farr & Gallagher LLP shall have received an evergreen retainer of $250,000.

(g)                                  All legal matters and other due diligence in connection with this Agreement and the other Loan Documents and the assets and properties of the Loan Parties and their respective Subsidiaries shall be satisfactory to the Administrative Agent, and there shall have been furnished to the Administrative Agent, at the Borrower’s expense, such agreements and other documents, information and records with respect to the Loan Parties and their respective Subsidiaries in form, substance, scope and methodology satisfactory to the Administrative Agent in its sole discretion, as the Administrative Agent may reasonably have requested for that purpose.

Section 5.                                           Representations and Warranties.  The Borrower hereby represents and warrants that after giving effect to the waivers, amendments, supplements and other modifications as provided herein:

(a)                                 during the period from April 1, 2015 until and including the Amendment Effective Date, no Restricted Subsidiary of the Borrower became an Unrestricted Subsidiary;

(b)                                 the execution, delivery and performance by the Borrower and each other Loan Party of this Agreement and the other Loan Documents have been duly authorized by all necessary corporate or other action required on their part and this Agreement, and the Credit Agreement, the Original Forbearance Agreement as amended hereby and the other Loan Documents, each constitutes the legal, valid and binding obligation of each Loan Party a party thereto, enforceable against them in accordance with its terms, except as its enforceability may be affected by the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights or remedies of creditors generally;

(c)                                  neither the execution, delivery and performance of this Agreement by the Borrower and each other Loan Party, the performance by them of the Credit Agreement, the Original Forbearance Agreement as amended hereby and the other Loan Documents nor the consummation of the transactions contemplated hereby does or shall contravene, result in a breach of, or violate (i) any provision of any Loan Party’s certificate or articles of incorporation or bylaws or other similar documents, or agreements or (ii) any law or regulation, or any order or decree of any court or government instrumentality, or (iii) any indenture, mortgage, deed of trust, lease, agreement or other instrument to which any Loan Party or any of its Subsidiaries is a party or by which any Loan Party or any of its Subsidiaries or any of their property is bound, except in any such case to the extent such conflict or breach has been waived by a written waiver document, a copy of which has been delivered to Administrative Agent on or before the date hereof;

(d)                                 no consents, licenses or approvals are required in connection with the validity against each Loan Party of the Loan Documents to which it is a party;

(e)                                  during the period from April 1, 2015 until and including the Amendment Effective Date, the Borrower did not, and did not permit any Restricted Subsidiary to, incur, create, assume or permit to exist any Lien on its Property as more particularly described in Section 9.03(g) (other than those Liens existing as of April 1, 2015);

(f)                                   since the Closing Date and other than as provided on Schedule II to the Original Forbearance Agreement, neither the Borrower nor any Restricted Subsidiary has changed the material terms of any commodity-price Swap Agreement, terminated any such Swap Agreement (other than upon final settlement at expiration thereof) or created any off-setting positions in respect of any hedge positions under any such Swap Agreement (whether evidenced by a floor, put or Swap Agreement);

(g)                                  since the Closing Date and other than as provided on Schedule III to the Original Forbearance Agreement, neither the Borrower nor any of the other Loan Parties has Disposed of Oil and Gas Properties or Disposed of any Equity Interests in any Person owning Oil and Gas Properties, in each case, to a Person other than the Borrower or a Subsidiary Guarantor; and

(h)                                 other than the Forbearance Events of Default, no Default or Event of Default has occurred and is continuing.

Section 6.                                           Loan Document; Ratification.

(a)                                 This Agreement is a Loan Document.

(b)                                 The Borrower and each other Loan Party hereby ratifies, approves and confirms in every respect all of the terms, provisions, conditions and obligations of (i) the Credit Agreement as amended hereby, (ii) each of the other Loan Documents including, without limitation, the Guaranty and Pledge Agreement, all Mortgages and other Security Instruments to which it is a party and (iii) the Original Forbearance Agreement, as amended hereby.

(c)                                  For the avoidance of doubt, the parties hereto agree that except as amended or modified by this Agreement, the acknowledgements, agreements and reservations in Section 2, the acknowledgements and agreements in Section 3, the agreements in Section 4, the amendments to the Credit Agreement in Section 5, and the agreements in Section 6 of the Original Forbearance Agreement remain in full force and effect.

Section 7.                                           GOVERNING LAW.

(a)                                 THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(b)                                 EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS TO WHICH IT IS A PARTY, OR FOR THE RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT.  EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.  NOTHING CONTAINED HEREIN OR IN ANY OTHER LOAN DOCUMENT WILL PREVENT ANY LENDER OR THE ADMINISTRATIVE AGENT FROM BRINGING ANY ACTION TO ENFORCE ANY AWARD OR JUDGMENT OR EXERCISE ANY RIGHT UNDER THE SECURITY INSTRUMENTS OR AGAINST ANY COLLATERAL OR ANY OTHER PROPERTY OF ANY LOAN PARTY IN ANY OTHER FORUM IN WHICH JURISDICTION CAN BE ESTABLISHED.

(c)                                  EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT

PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(d)                                 EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 12.01 OF THE CREDIT AGREEMENT.  NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

(e)                                  EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

Section 8.                                           Headings.  Section headings used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

Section 9.                                           Severability.  If any provision of this Agreement is held to be invalid, illegal or unenforceable the validity, legality and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby.  The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 10.                                    Electronic Execution of Assignments.  The Loan Documents may be signed electronically. The words “execute,” “execution,” “signed,” “signature,” and words of like import in this Agreement or an amendment or other modification thereof (including waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms and shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

Section 11.                                    Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Delivery by fax or other electronic transmission of an executed counterpart of a signature page to this Agreement shall be effective as delivery of an original executed counterpart of this Agreement.  The Administrative Agent may also require that any such documents and signatures delivered by fax or other electronic transmission be confirmed by a manually signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature delivered by fax or other electronic transmission.

Section 12.                                    No Waiver.  Except for and to the extent of the forbearance provided in Section 3 of the Original Forbearance Agreement (as amended by this Agreement) the execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any Default of the Borrower or any other Loan Party or any right, power or remedy of the Administrative Agent or the other Secured Parties under any of the Loan Documents or any Secured Swap Agreement, nor constitute a waiver of (or consent to departure from) any terms, provisions, covenants, warranties or agreements of any of the Loan Documents or any of the Secured Swap Agreements.

Section 13.                                    Successors and Assigns.  This Agreement shall be binding upon the Borrower and its successors and permitted assigns and shall inure, together with all rights and remedies of each Secured Party hereunder, to the benefit of each Secured Party and their respective successors, transferees and assigns.

Section 14.                                    East Texas Sale.  The Administrative Agent and the Lenders hereby agree to consider in the reasonable exercise of their respective discretion the sale and exchange of certain non-material Oil and Gas Properties located in east Texas (the “East Texas Exchange”), as such East Texas Exchange was disclosed to the Administrative Agent prior to the date hereof.

Section 15.                                    Entire Agreement.  THIS AGREEMENT, THE CREDIT AGREEMENT, THE OTHER LOAN DOCUMENTS, THE SECURED SWAP AGREEMENTS AND ANY SEPARATE LETTER AGREEMENTS WITH RESPECT TO FEES PAYABLE TO THE ADMINISTRATIVE AGENT CONSTITUTE THE ENTIRE CONTRACT AMONG THE PARTIES RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND SUPERSEDE ANY AND ALL PREVIOUS AGREEMENTS AND UNDERSTANDINGS, ORAL OR WRITTEN, RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

(Signature Pages Follow)

In Witness Whereof, the parties hereto have caused this Agreement to be duly executed and delivered by their respective duly authorized officers as of the date first written above.

SABINE OIL & GAS CORPORATION,
a New York corporation

By:	/s/ Michael Magilton
Name: Michael Magilton
Title: Senior Vice President and Chief Financial Officer

WELLS FARGO BANK, NATIONAL ASSOCIATION, as the Administrative Agent and as a Lender

By:	/s/ Stephanie Harrell
Name: Stephanie Harrell
Title: Vice President

BARCLAYS BANK PLC, as a Lender

By:	/s/ Marc J. Glogoff
Name: Marc J. Glogoff
Title: Managing Director

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Kathleen J. Padilla
Name: Kathleen J. Padilla
Title: Vice President

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By:	/s/ David Denbina
Name: David Denbina
Title: Senior Vice President

CITIBANK, N.A., as a Lender

By:	/s/ Eamon Baqui
Name: Eamon Baqui
Title: Vice President

NATIXIS, NEW YORK BRANCH, as a Lender

By:	/s/ Stuart Murray
Name: Stuart Murray
Title: Managing Director

By:	/s/ Leila Zomorrodian
Name: Leila Zomorrodian
Title: Vice President

UBS AG, STAMFORD BRANCH, as a Lender

By:	/s/ Darlene Arias
Name: Darlene Arias
Title: Director

By:	/s/ Denise Bushee
Name: Denise Bushee
Title: Associate Director

Acknowledged and Agreed:

SABINE BEAR PAW BASIN LLC, a Delaware limited liability company

By:	/s/ Michael Magilton
Name: Michael Magilton
Title: Senior Vice President and Chief Financial Officer

Acknowledged and Agreed:

SABINE EAST TEXAS BASIN LLC, a Delaware limited liability company

By:	/s/ Michael Magilton
Name: Michael Magilton
Title: Senior Vice President and Chief Financial Officer

Acknowledged and Agreed:

SABINE MID-CONTINENT LLC, a Delaware limited liability company

By:	/s/ Michael Magilton
Name: Michael Magilton
Title: Senior Vice President and Chief Financial Officer

Acknowledged and Agreed:

SABINE OIL & GAS FINANCE CORPORATION, a Delaware corporation

By:	/s/ Michael Magilton
Name: Michael Magilton
Title: Senior Vice President and Chief Financial Officer

Acknowledged and Agreed:

SABINE SOUTH TEXAS LLC, a Delaware limited liability company

By:	/s/ Michael Magilton
Name: Michael Magilton
Title: Senior Vice President and Chief Financial Officer

Acknowledged and Agreed:

SABINE WILLISTON BASIN LLC, a Delaware limited liability company

By:	/s/ Michael Magilton
Name: Michael Magilton
Title: Senior Vice President and Chief Financial Officer

Acknowledged and Agreed:

GIANT GAS GATHERING LLC, a Oklahoma limited liability company

By:	/s/ Michael Magilton
Name: Michael Magilton
Title: Senior Vice President and Chief Financial Officer

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Acknowledged and Agreed:

SABINE MID-CONTINENT GATHERING LLC, a Delaware limited liability company

By:	/s/ Michael Magilton
Name: Michael Magilton
Title: Senior Vice President and Chief Financial Officer

Acknowledged and Agreed:

SABINE SOUTH TEXAS GATHERING LLC, a Delaware limited liability company

By:	/s/ Michael Magilton
Name: Michael Magilton
Title: Senior Vice President and Chief Financial Officer